UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2013 (February 28, 2013)
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AMERICAN CAPITAL AGENCY CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On February 28, 2013, American Capital Agency Corp. (the “Company”) and American Capital AGNC Management, LLC entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to (i) the sale by the Company of 50,000,000 shares of the Company's common stock to the Underwriters and (ii) the grant by the Company to the Underwriters of an option to purchase all or part of 7,500,000 additional shares of the Company's common stock (together, the “Shares”). The Company agreed to indemnify the Underwriters against certain specified types of liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments the Underwriters may be required to make in respect of these liabilities. In the ordinary course of business the Underwriters or their respective affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

On March 5, 2013, Skadden, Arps, Slate, Meagher & Flom LLP delivered an opinion to the Company with respect to the validity of the Shares (the “Opinion”). The Opinion is being filed herewith, and thereby automatically incorporated by reference into the Company's Registration Statement on Form S-3 (No. 333-170374), in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act of 1933.

(d) Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement, dated February 28, 2013, by and among American Capital Agency Corp. and American Capital AGNC Management, LLC, on the one hand, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, on the other hand.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated March 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL AGENCY CORP.

Dated:	March 5, 2013	By:	/s/ SAMUEL A. FLAX
Samuel A. Flax
Executive Vice President and Secretary